Summary Prospectus
November 30, 2024

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | VSFAX	C | VSFCX	R | VSFRX
	Institutional | VSFIX	R6 | VSFSX

Federated Hermes Clover
Small Value Fund

A Portfolio of Federated Hermes Equity Funds
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated November 30, 2024, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking capital appreciation by investing primarily in common stocks and other equity securities of U.S. companies with small market capitalizations.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Clover Small Value Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Class A Shares (A), Class C Shares (C), Class R Shares (R), Institutional Shares (IS) and Class R6 Shares (R6). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A class) of Federated Hermes Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 14 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	C	R	IS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	R	IS	R6
Management Fee	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fee	0.00%[1]	0.75%	0.50%	None	None
Other Expenses	0.63%	0.63%	0.37%	0.39%	0.29%
Total Annual Fund Operating Expenses	1.48%	2.23%	1.72%	1.24%	1.14%
Fee Waivers and/or Expense Reimbursements[2]	(0.34)%	(0.27)%	(0.49)%	(0.35)%	(0.32)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.14%	1.96%	1.23%	0.89%	0.82%
1
 The Fund has adopted a Distribution (12b-1) Plan for its A class pursuant to which the A class of the
Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees
(the “Trustees”).

2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s A, C, R, IS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 1.13%, 1.95%, 1.22%, 0.88%, and 0.81% (the “Fee Limit”),
respectively, up to but not including the later of (the “Termination Date”): (a) December 1, 2025; or
(b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$692	$992	$1,313	$2,221
Expenses assuming no redemption	$692	$992	$1,313	$2,221
C:
Expenses assuming redemption	$326	$697	$1,195	$2,376
Expenses assuming no redemption	$226	$697	$1,195	$2,376
R:
Expenses assuming redemption	$175	$542	$933	$2,030
Expenses assuming no redemption	$175	$542	$933	$2,030
IS:
Expenses assuming redemption	$126	$393	$681	$1,500
Expenses assuming no redemption	$126	$393	$681	$1,500
R6:
Expenses assuming redemption	$116	$362	$628	$1,386
Expenses assuming no redemption	$116	$362	$628	$1,386

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund primarily invests in common stocks and other equity securities of U.S. companies with small market capitalizations. The Fund’s investment adviser (“Adviser”) seeks to achieve the Fund’s investment objective by investing in companies that the Adviser believes are undervalued relative to the market or their historic valuations. Small-cap companies are considered to be companies with market capitalizations at the time of purchase similar to those in the range of the Russell 2000 Index (which had a market capitalization range of $8.8 million to $15.9 billion as of September 30, 2024). The Fund invests in securities of U.S. companies operating in a broad range of industries based primarily on value characterizations such as price-cash flow, price-earnings and price-book value ratios. In selecting securities for the Fund, the Adviser seeks to identify companies whose stock is out of favor with investors. In searching for undervalued companies in which to invest, the Adviser seeks companies with the fundamental strength to capitalize on change agents, such as internal changes (e.g., management changes, restructuring or merger and acquisition activity or sales mix shifts), external changes (e.g., regulatory changes, marketplace shifts or technological advances) or companies with deep seated advantages (e.g., captive customers, pricing power, patents or strong brand names) that are undergoing short-term challenges. The Fund may, from time to time, have larger allocations to certain broad market sectors, such as financial services, industrials and health care in attempting to achieve its investment objective. The Adviser generally will consider selling a security when its price target for the security has been achieved, its investment thesis has been invalidated or if it finds a more compelling investment alternative.
The Fund’s investments may include, but are not limited to, the following: equity securities of domestic issuers (including American Depositary Receipts (ADRs) and other domestically traded securities of foreign companies), equity interests issued by real estate investment trusts (REITs) and derivative instruments and/or hybrid instruments such as futures and options. The Fund may use derivative contracts or hybrid instruments to, for example, increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s), to realize gains from trading a derivative contract or to hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value. Assets of the Fund not invested in the equity securities described above may be invested in other securities such as money market funds and repurchase agreements.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small-cap companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policies that would permit the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in investments in small-cap companies.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.
■ Small-Cap Company Risk. The Fund invests in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base, and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price. The Adviser and its affiliated investment advisers also can manage other funds and accounts that use small-cap or similar investment strategies, and investments in small-cap securities by multiple funds and accounts, including those managed by the Adviser and its affiliates, could impact the availability of suitable small-cap securities and cause a capacity constraint associated with the Fund’s small-cap investment strategy.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.
■ Real Estate Investment Trust Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.
■ Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
■ Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.
■ Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus such as stock market, credit, liquidity and leverage risks.
■ Counterparty Credit Risk. A party to a transaction (such as a derivative transaction) involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Liquidity Risk. The securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
■ Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.
■ Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s A class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance is also compared to a secondary index to show how the Fund’s performance compares with the returns of an index with similar investments. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund’s A class total return for the nine-month period from January 1, 2024 to September 30, 2024, was 10.97%.

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 32.43% (quarter ended December 31, 2020). Its lowest quarterly return was (35.28)% (quarter ended March 31, 2020).
Average Annual Total Return Table
The R6 class commenced operations on March 29, 2016. For the period prior to the commencement of operations of R6 class, the performance information shown is for A class adjusted to remove any voluntary waiver of Fund expenses related to the A class that may have occurred during the period prior to the commencement of R6 class. Additionally, the performance information shown below has been adjusted to reflect the absence of sales charges applicable to A class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s A class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for A class, and after-tax returns for the C, R and IS classes will differ from those shown for A class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2023)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	4.35%	10.11%	6.07%
Return After Taxes on Distributions	3.42%	8.96%	4.13%
Return After Taxes on Distributions and Sale of Fund Shares	2.86%	7.87%	4.27%
C:
Return Before Taxes	8.51%	10.49%	6.03%
R:
Return Before Taxes	10.32%	11.31%	6.60%
IS:
Return Before Taxes	10.64%	11.63%	6.93%
R6:
Return Before Taxes	10.75%	11.71%	6.92%
Russell 3000® Index[1] (reflects no deduction for fees, expenses or taxes)	25.96%	15.16%	11.48%
Russell 2000® Value Index[2] (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%
Morningstar Small Value Funds Average[3]	16.61%	11.60%	6.81%

1
 The Fund has designated the Russell 3000® Index as its new broad-based securities market index in accordance with the SEC’s revised definition for such an index. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98%
of the investable U.S. equity market.
2
 The Russell 2000® Value Index measures the performance of the small-cap value segment of the
U.S. equity universe.
3
 Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Equity Management Company of Pennsylvania.
Stephen K. Gutch, CFA, Senior Portfolio Manager, has continuously managed the Fund and its predecessor since January of 2006.
Eric Triplett, CFA, Portfolio Manager, has been the Fund’s portfolio manager since November of 2023.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A & C Classes
The minimum investment amount for the Fund’s A and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R Class
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into the Fund’s R class are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.

IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
IS Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
R6 Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
A, C, R & IS Classes
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
R6 Class
Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.

Federated Hermes Clover Small Value Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4017
CUSIP 314172289
CUSIP 314172271
CUSIP 314172172
CUSIP 314172263
CUSIP 31421N808
Q450323 (11/24)
© 2024 Federated Hermes, Inc.